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                                                                    EXHIBIT 99.3

                               AUTOBYTEL.COM INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                AUGUST 14, 2001



    Mark Lorimer, Hoshi Printer and Ariel Amir and each of them, with full power of substitution, are hereby authorized to represent and to vote as directed on this proxy the shares of common stock of autobytel.com inc. held of record by the undersigned on June 15, 2001 at the Annual Meeting of Stockholders to be held on August 14, 2001, and at any adjournments or postponements, as if the undersigned were present and voting at the meeting.


    The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is returned, such shares will be voted FOR each of the proposals set forth on this proxy.

    Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


1. APPROVAL OF ISSUANCE OF SHARES IN THE MERGER AS CONTEMPLATED BY THE ACQUISITION AGREEMENT DATED AS OF APRIL 11, 2001, BY AND AMONG AUTOBYTEL.COM INC., AUTOBYTEL ACQUISITION I CORP. AND AUTOWEB.COM, INC.


                 FOR  [ ]        AGAINST  [ ]        ABSTAIN  [ ]

2. ELECTION OF NOMINEES JEFFREY H. COATS, MICHAEL J. FUCHS AND ROBERT S. GRIMES AS CLASS III DIRECTORS OF AUTOBYTEL.COM INC.
   FOR all nominees  [ ]        WITHHOLD AUTHORITY to vote for all nominees  [ ]

 (Instruction: To withhold authority to vote for any nominee, write his name in the space provided.)
                         ------------------------------

3. RATIFICATION AND APPROVAL OF ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2001

                 FOR  [ ]        AGAINST  [ ]        ABSTAIN  [ ]


             CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.

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4. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION CHANGING NAME OF
   AUTOBYTEL.COM INC. TO AUTOBYTEL INC.
                 FOR  [ ]        AGAINST  [ ]        ABSTAIN  [ ]

5. APPROVAL OF AUTOBYTEL 2001 RESTRICTED STOCK PLAN

                 FOR  [ ]        AGAINST  [ ]        ABSTAIN  [ ]

                                                        NOTE: Signatures should
                                                        agree with the names
                                                        printed hereon. When
                                                        signing as executor,
                                                        administrator, trustee,
                                                        guardian or attorney,
                                                        please give the title as
                                                        such. For joint accounts
                                                        or co-fiduciaries, all
                                                        joint owners or
                                                        co-managers should sign.


                                                        Signature:


                                                        Dated:             ,
                                                        2001


                                                        Signature:



                                                        Dated:             ,
                                                        2001